1 Athene Announces Key Leadership Appointments Aligned with Five-Year Growth Plan Company Veteran Grant Kvalheim Named Chief Executive Jim Belardi Named Executive Chair, Will Continue to Serve as CIO Mike Downing and Sean Brennan Named Co-Presidents of Athene USA WEST DES MOINES, Iowa, June 16, 2025 – Athene, the leading retirement services company and subsidiary of Apollo Global Management, Inc. (NYSE:APO), announced today that its Board of Directors has appointed Grant Kvalheim as Chief Executive Officer, effective July 1, 2025. Kvalheim, a 14-year veteran of Athene, most recently served as President, with responsibility for running the company’s U.S. operations, as well as growth initiatives. Jim Belardi, Co-founder, was named Executive Chairman and will remain Chief Investment Officer. Athene also announced that Mike Downing and Sean Brennan will be elevated to Co- Presidents of Athene USA. Downing will continue to serve as Athene’s Chief Operating Officer while Brennan will serve as Athene’s Chief Commercial Officer. Downing and Brennan will build upon Athene’s significant growth to date and drive plans to increase financial security for individuals and serve as a solutions provider to corporations. These appointments represent a natural evolution in Athene’s leadership and are aligned with the company’s ambitious five-year growth plan as announced at its 2024 Investor Day. To capitalize on the significant market opportunities ahead and drive growth, the company continuously works to elevate and align leaders both in senior leadership and next generation roles. Belardi said, “There is no one better positioned than Grant to lead the company through its next phase of growth. Grant, Mike and Sean have been instrumental to Athene’s tremendous success to date, and our market leadership directly reflects their efforts to grow our business by expanding distribution, creating best-in-class product offerings and establishing us as a partner of choice. My partnership with Grant has been critical to Athene’s success and I am pleased it will continue.” Kvalheim said, “There is a massive opportunity ahead for Athene, driven by the growing retirement crisis in the U.S. and the need for guaranteed lifetime income. I look forward to leading Athene as our team meets this unprecedented need by expanding market share, prioritizing innovation, entering new markets and accelerating growth in the defined contribution channel. Athene is uniquely positioned to help an even greater number of people build remarkable retirements.”

2 Kvalheim joined Athene in 2011 and has served as President since April 2022, leading its U.S operating companies with a focus on growing organic origination. Prior to joining Athene, Kvalheim was Co-President of Barclays Capital where he grew the European investment grade credit business into a leading global credit franchise across both securitized and non-securitized credit products. Prior to joining Barclays, he held senior executive positions in the investment banks of Deutsche Bank and Merrill Lynch. Since joining Athene in 2015, Downing has served as Executive Vice President and Chief Actuary and was elevated to Chief Operating Officer in January 2022. Before joining Athene, Downing held senior executive roles at The Allstate Corporation from 2008-2015. Previously, Downing was a Senior Partner at Aon Hewitt, leading the International Consulting practice following assignments in the UK and Switzerland. Brennan joined Athene in 2017 and has served as an Executive Vice President since 2020, with responsibility for various retirement services and reinsurance efforts. Prior to joining Athene, he served as Global Pensions Director for Marsh & McLennan Companies, Inc, and previously spent 14 years with Mercer, most recently as Partner in its Financial Strategy group. ### About Athene Athene is the leading retirement services company with over $380 billion of total assets as of March 31, 2025, and operations in the United States, Bermuda, Canada, and Japan. Athene is focused on providing financial security to individuals by offering an attractive suite of retirement income and savings products and also serves as a solutions provider to corporations. For more information, please visit www.athene.com. Forward-Looking Statements This press release contains, and certain oral statements made by Athene's representatives from time to time may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks, uncertainties and assumptions that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of Athene's management and the management of Athene's subsidiaries. Generally, forward-looking statements include actions, events, results, strategies and expectations and are often

3 identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” “should,” or “continues” or similar expressions. Forward-looking statements within this press release include, but are not limited to, statements regarding future growth prospects and financial performance. Although Athene management believes that the expectations reflected in these forward- looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. For a discussion of other risks and uncertainties related to Athene’s forward-looking statements, see its annual report on Form 10-K for the year ended December 31, 2024, which can be found at the SEC’s website www.sec.gov. All forward- looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Athene does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Contact: Jeanne Hess VP, External Relations +1 646 768 7319 jeanne.hess@athene.com